Exhibit 10.6

AMENDMENT NO. 3 TO AGREEMENT AND PLAN OF MERGER

This Amendment No. 3 (the “Amendment”), entered into September 28, 2009, to the Agreement and Plan of Merger (the “Agreement” or “Merger Agreement”), executed on or around May 22, 2009, and amended on or around July 8, 2009 and on July 15, 2009, by and between SARS Corporation (“SARS”), a corporation formed under the laws of the State of Nevada, and/or its assignees, Environmental Insulation, LLC (“EI”), a limited liability company formed under the laws of the State of Nevada, EI Acquisition Corp. (the “EI Merger Sub”), a corporation to be formed under the laws of the State of Nevada and a wholly owned subsidiary of SARS, ESDD, LLC (“ESDD”), a limited liability company formed under the laws of the State of Tennessee, ESDD Acquisition Corp., a corporation to be formed under the laws of the State of Nevada and a wholly owned subsidiary of SARS (the “ESDD Merger Sub”), Alternatech, Inc. (“Alternatech”), a corporation formed under the laws of the State of Illinois, Alternatech Acquisition Corp. (the “Alternatech Merger Sub”), a corporation to be formed under the laws of the State of Nevada and a wholly owned subsidiary of SARS, Associated Mechanical, Inc. (“AMI”), a corporation formed under the laws of the State of Illinois, AMI Acquisition Corp. (the “AMI Merger Sub”), a corporation to be formed under the laws of the State of Nevada and a wholly owned subsidiary of SARS, Swank Enterprises, Inc. (“SEI”) d/b/a Art and Print, Inc. (“A&P”), a corporation formed under the laws of the State of Illinois, A&P Acquisition Corp. (the “A&P Merger Sub”), a corporation to be formed under the laws of the State of Nevada and a wholly owned subsidiary of SARS  and R.J. Power Plumbing & Heating Company (“RJP”), a corporation formed under the laws of the State of Illinois, RJP Acquisition Corp. (the “RJP Merger Sub”), a corporation to be formed under the laws of the State of Nevada and a wholly owned subsidiary of SARS.  Hereinafter, EI, ESDD, Alternatech, AMI, A&P and RJP shall be referred to collectively as the “Acquisition Entities.”  The Agreement and amendment thereto are attached as Exhibit A:

WHEREAS, the Parties desire to complete the Merger Agreement of the Acquisition Entities into FasTech Services, Inc., a Nevada corporation and wholly owned subsidiary of SARS;

WHEREAS, the Parties now wish to amend the Agreement to facilitate the completion of the Merger Agreement, as set forth herein; and

WHEREAS, except as set forth herein, all other terms to the Agreement shall remain in full force and effect.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, it is hereby covenanted and agreed to by the Parties as follows:

1.	Section 1.01(a) of the Merger Agreement is deleted in its entirety, the obligations previously contained therein are hereby waived in their entirety, and replaced with the following language:

“ (a)           As mutual consideration for the exchange of the Exchange Shares and the Merger Shares, the Parties shall undertake, on a “best efforts” basis, to raise up to Ten Million U.S. Dollars ($10,000,000), which shall be secured in connection with the Execution (defined herein, below) in order to satisfy certain identified liabilities, provide working capital and facilitate the expansion and restructuring of the balance sheets for the Surviving Entities resulting from the Merger (the “Financing”).  The Financing shall not be a condition either precedent or subsequent to the Closing;

2.
Section 1.01(e) of the Merger Agreement is hereby stricken from the Merger Agreement and deleted in its entirety, the obligations previously contained therein are hereby waived in their entirety, and not replaced with any language whatsoever.

3.	Section 1.01(3) of the Merger Agreement is deleted in its entirety, the obligations previously contained therein are hereby waived in their entirety, and replaced with the following language:

“(g)           SARS shall undertake, on a “best efforts” basis, to secure a credit facility to effectuate the assumption of certain liabilities as agreed between the Parties, in order to consolidate such liabilities into one (1) central credit facility.”

4.
Section 5.03(g) of the Merger Agreement is hereby stricken from the Merger Agreement and deleted in its entirety, the obligations previously contained therein are hereby waived in their entirety, and not replaced with any language whatsoever.

5.	Except as set forth herein, all other terms to the Agreement shall remain in full force and effect.

6.
This Amendment to the Merger Agreement, and the Agreement itself, set forth the entire understanding and agreement of the parties, and supersede any and all prior contemporaneous oral or written agreements or understandings between the parties as to the subject matter of this Amendment.  This Amendment shall be governed by the laws of the State of Washington.

7.	This Amendment may be executed by facsimile and in one (1) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of this page left intentionally blank; signature page to follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date indicated above:

SARS CORPORATION

By:           /s/ Clayton Shelver
Name: Clayton Shelver
Its: Director, Chief Technical Officer

FASTECH SERVCES, INC.

By:           /s/ Clayton Shelver
Name: Clayton Shelver
Its:      Authorized Officer

ENVIRONMENTAL INSULATION, LLC

By:	/s/ Mark Swank
Name:	Mark Swank
Title:           Manager

ESDD, LLC

By:	/s/ Frank Bonadio
Name:	Frank Bonadio
Title:           Manager

ALTERNATECH, INC.

By:	/s/ Frank Bonadio
Name:	Frank Bonadio
Title:	President

ASSOCIATED MECHANICAL, INC.

By:	/s/ Frank Bonadio
Name:	Frank Bonadio
Title:	President

SWANK ENTERPRISES, INC. d/b/a ART & PRINT, INC.

By:	/s/ Frank Bonadio
Name:	Frank Bonadio
Title:	President

R.J. POWER PLUMBING & HEATING COMPANY

By:	/s/ Frank Bonadio
Name:	Frank Bonadio
Title:           President